UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2018

OPHTHOTECH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, 35th Floor
New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (212) 845-8200

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2018, Ophthotech Corporation (the “Company” or “Ophthotech”) entered into a letter agreement (the “Guyer Letter Agreement”) with David R. Guyer, M.D., the Company’s Executive Chairman. The Guyer Letter Agreement amends Dr. Guyer’s existing employment letter agreement, dated as of April 26, 2013 and previously amended as of February 26, 2015 and April 24, 2017, with the Company.

The Guyer Letter Agreement amends and restates provisions of Dr. Guyer’s existing employment letter agreement with the Company relating to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). Previously, to the extent that any payment, benefit, or distribution (or combination thereof) by the Company or any of its affiliates to or for the benefit of Dr. Guyer pursuant to his employment letter agreement with the Company or any other agreement, plan or arrangement would be subject to the excise tax imposed by Section 4999 of the Code, Dr. Guyer was entitled to receive an amount (an “Excise Tax Gross-up”) that, after payment of all applicable taxes by Dr. Guyer, was equal to the excise tax and any other applicable interest or penalties that Dr. Guyer may owe in connection with such excise tax. The Guyer Letter Agreement eliminates the Excise Tax Gross-up and instead provides that, to the extent any such proposed payments, benefits or distributions would be subject to the excise tax imposed by Section 4999 of the Code, Dr. Guyer will receive either (i) the full amount of such proposed payments, benefits or distributions or (ii) a reduced amount intended to avoid the application of Sections 280G and 4999 of the Code, whichever provides Dr. Guyer with the highest amount on an after-tax basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHOTECH CORPORATION

Date: May 14, 2018	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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